UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 25, 2018
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(Exact name of registrant as specified in its charter)

Delaware	001-36272	37-1744899
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1450 Centrepark Boulevard Suite 210 West Palm Beach, Florida	33401
(Address of principal executive offices)	(Zip Code)
Registrant's telephone number, including area code:   (561) 207-9600
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.
On June 25, 2018, Platform Specialty Products Corporation ("Platform") held its 2018 annual meeting of stockholders (the "2018 Annual Meeting"). The proposals submitted to a stockholder vote at the 2018 Annual Meeting are described in detail in Platform's Definitive Proxy Statement for the 2018 Annual Meeting, as filed with the Securities and Exchange Commission on April 30, 2018 (the "Proxy Statement"). Stockholders present in person or by proxy represented 250,783,622 shares of common stock (or approximately 87% of the outstanding shares of common stock of Platform as of May 7, 2018, the record date for the 2018 Annual Meeting).
At the 2018 Annual Meeting, Platform’s stockholders (i) elected the six directors specifically named in the Proxy Statement, each for a term of one year, (ii) approved, on an advisory basis, the compensation paid by Platform to its named executive officers in 2017 (“say-on-pay" vote), and (iii) ratified the appointment of PricewaterhouseCoopers LLP as Platform’s independent registered public accounting firm for 2018. The detailed voting results for each proposal are set forth below.
Proposal 1 - Election of Directors: Platform's stockholders approved the election of the six directors specifically named in the Proxy Statement, each of whom to serve until Platform's 2019 annual meeting of stockholders or until his respective successor is duly elected and qualified. The final voting results with respect to each director were as follows:

Nominee	For	Against	Abstain	Broker Non-Votes
Martin E. Franklin	214,851,850	4,252,371	595,477	31,083,924
Rakesh Sachdev	216,961,587	2,121,132	616,979	31,083,924
Ian G.H. Ashken	166,565,422	52,535,885	598,391	31,083,924
Michael F. Goss	177,313,828	41,784,143	601,727	31,083,924
Ryan Israel	177,712,498	41,389,673	597,527	31,083,924
E. Stanley O'Neal	214,008,490	5,087,077	604,131	31,083,924
Proposal 2 - Say-on-Pay Vote: Platform's stockholders approved, on an advisory basis, the compensation paid by Platform to its named executive officers in 2017 ("say-on-pay" vote) as follows:

For	Against	Abstain	Broker Non-Votes
216,179,041	2,874,795	645,862	31,083,924

Proposal 3 - Ratification of Auditors: Platform's stockholders ratified the appointment of PricewaterhouseCoopers LLP as Platform's independent registered public accounting firm for the fiscal year ending December 31, 2018 as follows:

For	Against	Abstain	Broker Non-Votes
249,430,458	199,142	1,154,022	--

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PLATFORM SPECIALTY PRODUCTS CORPORATION (Registrant)
June 27, 2018	/s/ John E. Capps
(Date)	John E. Capps Executive Vice President, General Counsel and Secretary